                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                  FORM 8-K/A-2

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       December 23, 1996
                                                 _______________________________



                           SOUTHERN MINERAL CORPORATION
               (Exact name of registrant as specified in charter)



                                      Nevada
                 ______________________________________________

                 (State or other jurisdiction of incorporation)


                     0-8043                               36-2068676
     ____________________________________     __________________________________

           (Commission File Number)           (IRS Employer Identification No.)


500 Dallas Street, Suite 2800, Houston, Texas             77002-4708
________________________________________________________________________________

  (Address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code   (713) 658-9444
                                                         _______________________


         _______________________________________________________________

         (Former name or former address, if changed since last report.)

ITEM 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS


          (a)    Financial statements of Businesses Acquired.

                 Inapplicable

          (b)    Pro Forma Financial Information.


          (c)    Exhibits.

                 2.1 Agreement between Southern Mineral Corporation and Morgan Keegan & Company, Inc., dated November 4, 1996 and executed November 6, 1996.

                 2.2 Form of Stock Purchase Agreement, dated December 23, 1996, entered into by Southern Mineral Corporation and the Purchasers identified therein.

                 2.3 Form of Warrant, dated December 23, 1996, issued by Southern Mineral Corporation to Morgan Keegan & Company, Inc. For up to 120,000 shares of Common Stock.

                  99 Press Release of Southern Mineral Corporation dated December 23, 1996 concerning private placement of Common Stock on same date.





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

                          SOUTHERN MINERAL CORPORATION
                        PRO FORMA CONDENSED CONSOLIDATED
                                 BALANCE SHEET
                            As of September 30, 1996
                                  (Unaudited)
                                (OOO's Omitted)


                                                      Southern        Pro Forma Adjustments
                                                       Mineral                      Note         Pro Forma
                                                     Corporation      Amount      Reference      Consolidated
                                                     -----------      ---------------------      ------------
ASSETS
Current Assets
  Cash and cash equivalents                               $278           $188       2, 1              $466

  Receivables & Other                                    1,925                                       1,925
                                                     ---------      ---------                    ---------

  Total Current Assets                                   2,203            188                        2,391
                                                     ---------      ---------                    ---------

Property & Equipment, Net                               20,627                                      20,627

Other Assets                                             1,400            (48)        2              1,352
                                                     ---------      ---------                    ---------

  Total Assets                                         $24,230           $140                      $24,370
                                                     =========      =========                    =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Accounts Payable and Accrued Liabilities           s     762                                         762
  Notes Payable Bank                                     4,000         (4,000)      1, 3                 0
  Current maturities of long term debt                   1,300         (1,300)        1                  0
                                                     ---------      ---------                    ---------
    Total current liabilities                            6,062         (5,300)                         762

  Long term debt                                         9,600         (5,200)        1              4,400
Deferred Income Taxes                                    1,038                                       1,038

Stockholders' Equity
  Common Stock                                              66             25         2                 91
  Additional Paid-in capital                             3,313         10,615         2             13,928
  Retained Earnings                                      4,203                                       4,203
                                                     ---------      ---------                    ---------
                                                         7,582         10,640                       18,222
  Less: Treasury stock                                     (52)                                        (52)
                                                     ---------      ---------                    ---------
    Total stockholders' equity                           7,530         10,640                       18,170
                                                     ---------      ---------                    ---------

    Total liabilities and stockholders' equity         $24,230           $140                      $24,370
                                                     =========      =========                    =========


Notes to Balance Sheet Pro Forma:

Note 1: Reflects bank debt reduction of $10,500,000 as a result of receipt of net offering proceeds.

Note 2: Private placement of 2,500,000 shares of Southern Mineral Corporation common stock at $4.50 per share to institutional investors for a total of $10,640,500, net of offering expenses.

Note 3: On December 17, 1996, the Company paid the $4,000,000 Note Payable Bank from proceeds under the Company's Revolving Line of Credit.
                                                 2

                          SOUTHERN MINERAL CORPORATION
                        PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 1996
                                  (Unaudited)
            (000's Omitted, except for Share and Per Share Amounts)

                                                                                                      Equity
                                       Southern        SMC        Pro Forma        Pro Forma         Offering        Total
                                       Mineral      Development   Adjustment      Total Prior to     Proforma      Pro Forma
                                      Corporation     L. P.        Amount        Equity Offering    Adjustments   Consolidated
                                      -----------   -----------   ----------     ----------------   -----------   ------------
Revenues
    Oil and Gas                          $8,430          $220         --              $8,650                         $8,650
                                         ------        ------         ------          ------          ------         ------
Expenses
    Production                            2,051            87         --               2,138                          2,138

    Exploration                             186         --            --                 186                            186

    Depletion and depreciation            1,937            10            28 (3)        1,975                          1,975

    General and administrative            1,243             6         --               1,249                          1,249

    Interest                                914         --              124 (2)        1,038          (654)(8)          384

    Other                                    --         --            --                   0                              0
                                         ------        ------         ------          ------          ------         ------
                                          6,331           103           152            6,586          (654)           5,932
                                         ------        ------         ------          ------          ------         ------
Other income (expense)                      679            29         --                 708                            708
                                         ------        ------         ------          ------          ------         ------
Net income (loss) before
   income taxes                           2,778            76          (152)           2,702          (654)(4)        2,048

Income tax                                  706         --              (26)             680           235              915
                                         ------        ------         ------          ------          ------         ------
Net income (loss)                        $2,072           $76         ($126)          $2,022         ($419)           1,603
                                         ======        ======         ======          ======          ======         ======
Primary net income per share              $0.30                                                                       $0.17
                                         ======                                                                      ======
Diluted net income (loss) per share       $0.28                                                                       $0.16
                                         ======                                                                      ======
Weighted average shares
   outstanding                            7,006                                                      2,500(9)         9,506
                                         ======                                                                      ======
Weighted diluted average share            7,452                                                      2,500(9)         9,952
                                         ======                                                                      ======

                          SOUTHERN MINERAL CORPORATION
                        PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                 For the Twelve Months Ended December 31, 1995
                                  (Unaudited)
             (OOO's Omitted, except for Share and Per Share Amount)



                                              1st Qtr 1995    Stone &
                              Southern          Diverse      Webster Oil      Total       Pro Forma      Pro Forma
                              Mineral         Production       & Gas       Prior to SMD  Adjustment    Total Prior to
                             Corporation        Company      Operations     Purchase      Amount        SMD Purchase
                             -----------      ------------   -----------   ------------  ----------    --------------
Revenues
  Oil & Gas                   $2,044              $197          $6,585         $8,826          $0           $8,826
                              ------            ------          ------         ------      ------           ------
Expenses
  Production                     656               124           2,340          3,120                        3,120

  Exploration                    221                 0             217            438                          438

  Depletion & depreciation       792                51           1,789          2,632         469  (3)       3,077
                                                                                              (24) (5)
  General & administrative       702                14           1,710          2,426                        2,426

  Interest                         0                 0               0              0       1,363  (2)       1,363

  Other                          117                 0               0            117                          117
                              ------            ------          ------         ------      ------           ------
                               2,488               189           6,056          8,733       1,808           10,541
                              ------            ------          ------         ------      ------           ------
Other income (expense)           316                53           1,982          2,351      (1,358) (6)         993
                              ------            ------          ------         ------      ------           ------
Net income (loss) before
  income taxes                  (128)               61           2,511          2,444      (3,166)            (722)

Income tax                         9                 0             780            789        (557) (4)         232
                              ------            ------          ------         ------      ------           ------
Net income (loss)              ($137)              $61          $1,731         $1,655     ($2,609)           ($954)
                              ======            ======          ======         ======      ======           ======
Net income per share          ($0.02)
                              ======
Weighted average shares
  outstanding                  5,701
                              ======

                                                                                    Equity
                                 SMC             Pro Forma      Pro Forma          Offering        Total
                             Development        Adjustments    Total Prior to       Proforma      Pro Forma
                                L.P.              Amount      Equity Offering     Adjustments   Consolidated
                             -----------        -----------   ---------------     -----------   ------------
Revenues
  Oil & Gas                      $313                $0              $9,139              $0         $9,139
                               ------            ------              ------          ------         ------
Expenses
  Production                      110                                 3,230               0          3,230

  Exploration                       0                                   438               0            438

  Depletion & depreciation         87                                 3,164               0          3,164

  General & administrative          2                                 2,428               0          2,428

  Interest                          0               248  (3)          1,611            (865) (8)       746

  Other                             0                                   117               0            117
                               ------            ------              ------          ------         ------
                                  199               248              10,988            (865)        10,123
                               ------            ------              ------          ------         ------
Other income (expense)              0                 0                 993               0            993
                               ------            ------              ------          ------         ------
Net income (loss) before
  income taxes                    114              (248)               (856)            865              9

Income tax                          0                 0                 232                            232
                               ------            ------              ------          ------         ------
Net income (loss)                $114             ($248)            ($1,088)           $865          ($223)
                               ======            ======              ======          ======         ======
Net income per share                                                                                ($0.03)
                                                                                                    ======
Weighted average shares
  outstanding                                                                         2,500  (9)     8,201
                                                                                                    ======

                          SOUTHERN MINERAL CORPORATION
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (Unaudited)

Note 1: On December 23, 1996 Southern Mineral Corporation (the Company) entered into a private placement agreement for the issuance of 2,500,000 shares of common stock at $4.50 a share to institutional investors for a total of $10,640,500, net of offering expenses.

         The pro forma statements of operations for the nine months ended September 30, 1996 and the year ended December 31, 1996 assumes the placement had occurred on January 1, 1995.

         The statements should be read in conjunction with the separate financial statements and notes thereto of the Company's previously filed statements. The pro forma statements of operations is not necessarily indicative of the results of the operations of the Company as it may in the future or might have been had the placement been effective at January 1, 1995.

         Included in our pro forma statement of operations are adjustments related to the Stone and Webster, SMC Development and Diverse acquisitions as if these transactions had occurred at January 1, 1995.

         The proceeds from the equity transaction were assumed to have reduced existing debt of the Company using the Company's average borrowing rate. Income tax expense for this adjustment is computed by using the guidance of FAS No. 109.

Note 2: Reflects additional interest expense as a result of debt financing of the acquisition. The interest rate charged under the Company's debt financing was, at the Company's option, the bank's prime rate, floating or LIBOR rate plus two and one half percent.

Note 3: Reflects depreciation, depletion and amortization, including amount related to the increase in oil and gas property bases.

Note 4: Reflects change in income tax expense as calculated under FAS No. 109 caused by change in pro forma earnings.

Note 5:  To eliminate amortization of goodwill of purchased entities.

Note 6:  To eliminate dividend income from subsidiary.

Note 7: Diverse Production Company data is for the first quarter of 1995, the remaining nine months of 1995 is actual DPC results consolidated with Southern Mineral Corporation.

Note 8: Reflects reduction of interest at the Company's average borrowing rate as a result using the proceeds of the equity offering to the payoff of debt.

Note 9: Reflects the additional shares outstanding at January 1, 1995 from the equity placement.



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
                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         SOUTHERN MINERAL CORPORATION




February 13, 1997                        By:     /s/     James H Price
                                            ------------------------------------
                                                 James H. Price
                                                 Vice President - Finance
                                                 (Chief Accounting Officer)












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